Exhibit 99.24

AMENDMENT No. 1 TO JOINT FILING AGREEMENT

This AMENDMENT No. 1 TO JOINT FILING AGREEMENT (this “Amendment”) is entered into as of November 7, 2017, by and among Mary R. Molina Living Trust, Exempt Mary M. Molina Living Trust, Molina Marital Trust, Mary R. Molina Grantor Retained Annuity Trust 609/4, Mary R. Molina Grantor Retained Annuity Trust 609/7, Mary R. Molina Grantor Retained Annuity Trust 1209/3, Mary R. Molina Grantor Retained Annuity Trust 1209/4, Mary R. Molina Grantor Retained Annuity Trust 610/4, Mary R. Molina Grantor Retained Annuity Trust 610/5, Mary R. Molina Grantor Retained Annuity Trust 1210/4, Mary R. Molina Grantor Retained Annuity Trust 811/3, Mary R. Molina Grantor Retained Annuity Trust 812/3, the Estate of Mary R. Molina, Dentino Family Trust, Curtis and Rosi Pedersen 2012 Trust, William Dentino and Curtis Pedersen (each, a “Party” and, collectively, the “Parties”).

WHEREAS, certain of the Parties are holders, of record or beneficial, of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Molina Healthcare, Inc., a Delaware corporation (the “Company”);

WHEREAS, the Parties have entered into that certain Joint Filing Agreement, dated as of October 24, 2017 (the “Joint Filing Agreement”), pursuant to which the Parties have agreed, among other things, to jointly file statements on Schedule 13D with respect to the Common Stock and other securities of the Company, to the extent required by applicable law; and

WHEREAS, on November 7, 2017, all of the shares of Common Stock held by the Molina Marital Trust were distributed to revocable living trusts established by the beneficiaries of the Molina Marital Trust and, following such distribution, the Molina Marital Trust no longer holds any shares of Common Stock or other securities of the Company, as disclosed in Amendment No. 1 to the Schedule 13D filed by the Parties on November 7, 2017.

NOW, THEREFORE, the Parties hereby agree as follows:

1.             Amendment No. 1 to the Schedule 13D shall constitute the exit filing of the Molina Marital Trust.  The Molina Marital Trust shall cease to be a party to the Joint Filing Agreement, effective as of the date hereof.

2.             Except as expressly set forth herein, all of the terms and provisions of the Joint Filing Agreement shall remain in full force and effect.

3.             This Amendment shall be governed by and construed in accordance with the laws of the State of California.

4.             This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day and year first above written.

Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ William Dentino
	Name:	Curtis Pedersen
	Title:	Trustee

Exempt Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ William Dentino
	Name:	Curtis Pedersen
	Title:	Trustee

Molina Marital Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/7

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/5

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1210/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 811/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 812/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Estate of Mary R. Molina

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Executor

Dentino Family Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

Curtis and Rosi Pedersen 2012 Trust

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

By:	/s/ Rosi Pedersen
	Name:	Rosi Pedersen
	Title:	Trustee

William Dentino

/s/ William Dentino
William Dentino

Curtis Pedersen

/s/ Curtis Pedersen
Curtis Pedersen